SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 3, 2001
                         ------------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                    0-21995                         06-1419064
        --------                    -------                         ----------
(State of Incorporation)     (Commission File No.)     (IRS Employer Identification Number)




          15 Riverside Avenue
         Westport, Connecticut                         06880-4214
---------------------------------------             ----------------
(Address of Principal Executive Office)                (Zip Code)



                                 (203) 291-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. First Aviation Services Reports Record Revenues, 15% Revenue Growth for the Second Quarter

                  On August 3, 2001 First Aviation Services Inc. issued a press release announcing that preliminary results show record revenues and 15% revenue growth for its second quarter ended July 31, 2001. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

                  (c)      Exhibits

                  99.2 Press release dated August 3, 2001 announcing record revenues and 15% revenue growth for the second quarter ended July 31, 2001.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST AVIATION SERVICES INC.



Date:    August 6, 2001             By:     /s/ John A. Marsalisi
                                            ---------------------

                                    Name:    John A. Marsalisi
                                    Title:   Secretary, Vice President &
                                             Chief Financial Officer
                                             (Principal Finance and
                                             Accounting Officer)